SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2004

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 458-3711
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated April 27, 2004, reporting that the Board of Directors of Sterling Financial Corporation declared a 10% stock dividend, payable on May 28, 2004 to shareholders of record at May 10, 2004.  The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.

Item 7.  Exhibits.

(c)  The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated April 27, 2004.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

April 27, 2004	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Senior Vice President, Assistant Secretary and
Principal Financial Officer